UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2012

Clear Skies Solar, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Commerce Drive Farmingdale, NY	11735-1206
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (631) 249-0024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of   Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 1 and March 2, 2012, Pamela J. Newman, Ph.D., and Gelvin Stevenson, Ph.D., respectively, resigned from the board of directors of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated:  March 6, 2012

By:  /s/ Ezra Green

Ezra Green,

Chief Executive Officer

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